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                                                                    Exhibit 3.20

ARTICLES OF ASSOCIATION:

Article 1. Definitions.

1.1 In these Articles of Association. the following terms shall have the following meanings:

      "Share" means a share in the capital of the Company.

      "Shareholder" means a holder of one or more Shares.

      "General Meeting" or "General Meeting of Shareholders" means the body of the Company consisting of the Shareholders or (as the case may be) a meeting of Shareholders (or their representatives) and other persons entitled to attend such meetings.

      "Managing Director" means a member of the Management Board; unless stated otherwise this includes each Managing Director A and each Managing Director B.

      "Management Board" means the management board of the Company.

      "in writing" means by letter, by telecopier, by e-mail, or by message which is transmitted via any other current means of communication and which can be received in the written form.

      "Distributable Equity" means the part of the Company's equity which exceeds the aggregate of the issued capital and the reserves which must be maintained pursuant to the law. "Company" means the company the internal organisation of which is governed by these Articles of Association.

1.2 References to "Articles" refer to articles which are part of these Articles of Association, except where expressly indicated otherwise.

Article 2. Name and Official Seat.

2.1   The Company's name is:

      Philipp Brothers Netherlands III B.V.

2.2   The official seat of the Company is in Amsterdam.

Article 3. Objects.

The objects of the Company are:

(a) to incorporate. to participate in any way whatsoever in, to manage, to supervise businesses and companies;

(b)   to finance businesses and companies;

(c) to borrow, to lend and to raise funds, including the issue of bonds, promissory notes or other securities or evidence of indebtedness as well as to enter into agreements in connection with aforementioned activities;

(d) to render advice and services to businesses and companies with which the Company forms a group and to third parties;

(e) to grant guarantees. to bind the Company and to pledge its assets for obligations of businesses and companies with which it forms a group and on behalf of third parties;

(f) to acquire, alienate, manage and exploit registered property and items of properly in general;

(g)   to trade in currencies, securities and items of property in general;

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(h)   to develop and trade in patents, trade marks, licenses, know-how and other industrial property rights;

(i) to perform any and all activities of an industrial, financial or commercial nature;

and to do all that is connected therewith or may be conducive thereto, all to be interpreted in the broadest sense.

Article 4. Authorised Capital.

4.1   The authorised capital of the Company is ninety thousand euro (EUR
      90,000).

4.2 The authorised capital of the Company is divided into nine hundred (900) Shares with a nominal value of one hundred euro (EUR 100) each.

4.3   All Shares shall be registered. No share certificates shall be issued.

Article 5. Register of Shareholders.

5.1 The Management Board shall keep a register of Shareholders in which the names and addresses of all Shareholders are recorded.

5.2 Section 2:194 of the Dutch Civil Code applies to the register of Shareholders.

Article 6. Issuance of Shares.

6.1 Shares may be issued pursuant to a resolution of the General Meeting. The General Meeting may transfer this authority to another body of the Company and may also revoke such transfer.

6.2 A resolution to issue Shares shall stipulate the issue price and the other conditions of issue.

6.3 The issue of a Share shall furthermore require a notarial deed, to be executed for that purpose before a civil law notary registered in the Netherlands, to which deed those involved in the issuance shall be parties.

6.4 Upon issuance of Shares, each Shareholder shall have a right of pre-emption in proportion to the aggregate nominal value of his Shares, subject to the relevant limitations prescribed by law and the provisions of Article 6.5.

6.5 Prior to each single issuance of Shares, the right of pre-emption may be limited or excluded by the body of the Company competent to issue such Shares.

6.6   The full nominal value of each Share must be paid upon subscription.

Article 7. Own Shares; Reduction of the Issued Capital.

7.1 The Company and its subsidiaries may acquire fully paid in Shares or depositary receipts thereof: with due observance of the limitations prescribed by law.

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7.2   The Company and its subsidiaries may grant loans with a view to a subscription for or an acquisition of Shares or depositary receipts thereof, but not in excess of the amount of the Company's distributable reserves.

7.3 The General Meeting may resolve to reduce the Company's issued capital in accordance with the relevant provisions prescribed by law.

Article 8. Transfer of Shares.

8.1 The transfer of a Share shall require a notarial deed, to be executed for that purpose before a civil law notary registered in the Netherlands, to which deed those involved in the transfer shall be parties.

8.2 Unless the Company itself is party to the transfer, the rights attributable to the Share can only be exercised after the Company has acknowledged said transfer or said deed has been served upon it, in accordance with the relevant provisions of the law.

Article 9. Share Transfer Restrictions (Offer to co-Shareholders).

9.1 The provisions of this Article 9 below are applicable to a transfer of one or more Shares, unless (i) all Shareholders have granted permission for the intended transfer in writing, which permission shall then be valid for a period of three months, or (ii) the Shareholder concerned is obliged by law to transfer his Shares to a former Shareholder.

9.2 A transfer of one or more Shares can only be effected after the Shares have been offered for sale to the co-Shareholders first. The relevant Shareholder (the "Offeror") shall make the offer by means of a written notification to the Management Board, stating the number of Shares he wishes to transfer and the person or persons to whom he wishes to transfer the Shares. The Management Board shall give notice of the offer to the co-Shareholders. Co-Shareholders interested in purchasing one or more of the offered Shares (the "Interested Parties") must notify the Management Board of their interest. If the Company itself is a co-Shareholder, it shall only be entitled to act as an Interested Party with the consent of the Offeror.

9.3 The price for which the offered Shares can be purchased by the Interested Parties shall be set by the Offeror and the Interested Parties in joint consultation or by one or more experts designated by them. If an agreement on the price or on the expert or experts, as the case may be, is not reached, the price shall be set by one or more independent experts to be designated, at the request of one or more of the parties concerned, by the chairperson of the Chamber of Commerce and Factories where the Company is registered in the Commercial Register.

9.4 Within one month of the set price having been notified to them, the Interested Parties must give notice to the Management Board of the number of the offered Shares they wish to purchase. Once the notice mentioned in the preceding sentence has been given, an Interested Party can only withdraw with the consent of the other Interested Parties.

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9.5   If the Interested Parties together wish to purchase more Shares than have been offered the offered Shares shall be distributed among them. The Interested Parties shall decide together upon the distribution. If an agreement on the distribution is not reached. the Management Board shall determine the distribution, as tar as possible in propol1ion to the total nominal value of the Shares held by each Interested Pat1y at the time of the distribution. The number of offered Shares allocated to an Interested Party cannot exceed the number of Shares he wishes to purchase.

9.6 The Offeror may withdraw his offer up to one month from the day on which he is informed of the Interested Party or Pal1ies to whom he can sell all offered Shares and at what price.

9.7 If it becomes apparent that none of the co-Shareholders is an Interested Party or that not all offered Shares will be purchased against payment in cash by one or more Interested Parties, the Offeror may, within a period of three months, freely transfer all the offered Shares, but not part thereof, to the person or persons listed in the offer.

Article 10. Pledging of Shares and Usufruct in Shares.

10.1 The provisions of Article 8 shall apply by analogy to the pledging of Shares and to the creation or transfer of a usufruct in Shares.

10.2 If a Share is pledged or if a usufruct is created in a Share, the voting rights attributable to such Share may not be assigned to the pledgee or usufructuary.

Article 11. Depositary Receipts for Shares.

The Company shall not cooperate in the issuance of depositary receipts for Shares.

Article 12. Managing Directors.

12.1 The Management Board shall consist of at least one Managing Director A and one Managing Director B. Both individuals and legal entities can be Managing Directors.

12.2 Managing Directors are appointed, as a Managing Director A or as a Managing Director B, by the General Meeting.

12.3 A Managing Director may be suspended or removed by the General Meeting at any time.

12.4 The authority to establish remuneration and other conditions of employment for Managing Directors is vested in the General Meeting.

Article 13. Duties, Decision-making Process and Allocation of Duties.

13.1 The Management Board shall be entrusted with the management of the Company.

13.2 The Management Board may establish rules regarding its decision-making process and working methods. In this context, the Management Board may also determine the duties which each Managing Director shall be particularly responsible for. The General Meeting

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      may resolve that such rules and allocation of duties must be put in writing and that such rules and allocation of duties shall he subject to its approval.

13.3 Management Board resolutions at all times may be adopted in writing, provided the proposal concerned is submitted to all Managing Directors then in office and none of them objects to this manner of adopting resolutions.

Article 14. Representation; Conflicts of Interest.

14.1 The Company shall be represented by the Management Board. The authority to represent the Company shall also be vested in one Managing Director A and one Managing Director B acting jointly.

14.2 The Management Board may appoint officers with general or limited power to represent the Company. Each officer shall be competent to represent the Company, subject to the restrictions imposed on him. The Management Board shall determine each officer's title. The authority of an officer thus appointed may not extend to any transaction where the Company has a conflict of interest with the officer concerned or with one or more Managing Directors.

14.3 In the event of a conflict of interest between the Company and a Managing Director, the provisions of Article 14.1 shall continue to apply unimpaired unless the General Meeting has appointed one or more other persons to represent the Company in the case at hand or in general in the event of such a conflict. A resolution of the Management Board with respect to a matter involving a conflict of interest with a Managing Director in a private capacity shall be subject to the approval of the General Meeting, but the absence of such approval shall not affect the authority of the Management Board or the Managing Directors to represent the Company.

Article 15. Approval of Management Board Resolutions.

15.1 The General Meeting may require Management Board resolutions to be subject to its approval. The Management Board shall be notified in writing of such resolutions, which shall be clearly specified.

15.2 The absence of approval by the General Meeting of a resolution referred to in this Article 15 shall not affect the authority of the Management Board or the Managing Directors to represent the Company.

Article 16. Vacancy or Inability to Act.

      If a seat on the Management Board is vacant (`ontstentenis') or a Managing Director is unable to perform his duties (`belet'), the remaining Managing Directors or Managing Director shall be temporarily entrusted with the management of the Company. If all seats on the Management Board are vacant or all Managing Directors are unable to perform their duties, the management of the Company shall be temporarily entrusted to the person designated for that purpose by the General Meeting.

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Article 17. Financial Year and Annual Accounts.

17.1 The Company's financial year shall run from the first day of July through the thirtieth day of June.

17.2 Annually, not later than five months after the end of the financial year, save where this period is extended by the General Meeting by not more than six months by reason of special circumstances, the Management Board shall prepare annual accounts, and shall deposit the same for inspection by the Shareholders at the Company's office.

17.3 Within the same period, the Management Board shall also deposit the annual report for inspection by the Shareholders, unless Section 2:396, subsection 6, or Section 2:403 of the Dutch Civil Code applies to the Company.

17.4 The annual accounts shall consist of a balance sheet, a profit and loss account and explanatory notes.

17.5 The annual accounts shall be signed by the Managing Directors. If the signature of one or more of them is missing, this shall be stated and reasons for this omission shall be given.

17.6 The Company may, and if the law so requires shall, appoint an accountant to audit the annual accounts. Such appointment shall be made by the General Meeting.

17.7  The General Meeting shall adopt the annual accounts.

17.8 After adoption of the annual accounts, the General Meeting shall pass a resolution concerning release of the Managing Directors from liability for the exercise of their duties, insofar as the exercise of such duties is reflected in the annual accounts or otherwise disclosed to the General Meeting prior to the adoption of the annual accounts. The scope of a release from liability shall be subject to limitations by virtue of the law.

Article 18. Profits and Distributions.

18.1 The allocation of profits accrued in a financial year shall be determined by the General Meeting.

18.2 Distribution of profits shall be made after adoption of the annual accounts if permissible under the law given the contents of the annual accounts.

18.3 The General Meeting may resolve to make interim distributions and/or to make distributions at the expense of any reserve of the Company.

18.4 Distributions may be made only up to an amount which does not exceed the amount of the Distributable Equity.

Article 19. General Meetings of Shareholders.

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19.1  The annual General Meeting of Shareholders shall be held within six months after the end of the financial year.

19.2 Other General Meetings of Shareholders shall be held as often as the Management Board deems such necessary.

19.3 Shareholders representing in the aggregate at least one-tenth of the Company's issued capital may request the Management Board to convene a General Meeting of Shareholders, stating specifically the business to be discussed. If the Management Board has not given proper notice of a General Meeting of Shareholders within four weeks following receipt of such request such that the meeting can be held within six weeks after receipt of the request, the applicants shall be authorised to convene a meeting themselves.

Article 20. Notice, Agenda and Venue of Meetings.

20.1 Notice of General Meetings of Shareholders shall be given by the Management Board, without prejudice to the provisions of Article 19.3.

20.2 Notice of the meeting shall be given no later than on the fifteenth day prior to the day of the meeting.

20.3 The notice convening the meeting shall specify the business to be discussed. Other business not specified in such notice may be announced at a later date, with due observance of the term referred to in Article 20.2.

20.4 The notice of the meeting shall be sent to the addresses of the Shareholders shown in the register of Shareholders.

20.5 General Meetings of Shareholders are held in the municipality in which, according to these Articles of Association, the Company has its official seat. General Meetings of Shareholders may also be held elsewhere, in which case valid resolutions of the General Meeting may only be adopted if all of the Company's issued capital is represented.

Article 21. Admittance and Rights at Meetings.

21.1 Each Shareholder shall be entitled to attend the General Meetings of Shareholders, to address the meeting and to exercise his voting rights. Shareholders may be represented in a meeting by a proxy authorised in writing.

21.2 At a meeting, each person present with voting rights must sign the attendance list. The chairperson of the meeting may decide that the attendance list must also be signed by other persons present at the meeting.

21.3 The Managing Directors shall have the right to give advice in the General Meetings of Shareholders.

21.4 The chairperson of the meeting shall decide on the admittance of other persons to the meeting.

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Article 22. Chairperson and Secretary of the Meeting.

22.1 The chairperson of a General Meeting of Shareholders shall be appointed by a majority of the votes cast by the persons with voting rights present at the meeting.

22.2  The chairperson of the meeting shall appoint a secretary for the meeting.

Article 23. Minutes; Recording of Shareholders' Resolutions.

23.1 The secretary of a General Meeting of Shareholders shall keep minutes of the proceedings at the meeting. The minutes shall be adopted by the chairperson and the secretary of the meeting and as evidence thereof shall be signed by them.

23.2 The Management Board shall keep record of all resolutions adopted by the General Meeting. If the Management Board is not represented at a meeting, the chairperson of the meeting shall ensure that the Management Board is provided with a transcript of the resolutions adopted, as soon as possible after the meeting. The records shall be deposited at the Company's office for inspection by the Shareholders. On application, each of them shall be provided with a copy of or an extract from the records.

Article 24. Adoption of Resolutions in a Meeting.

24.1  Each Share confers the right to cast one vote.

24.2 To the extent that the law or these Articles of Association do not provide otherwise, all resolutions of the General Meeting shall be adopted by a simple majority of the votes cast, without a quorum being required.

24.3 If there is a tie in voting, the proposal shall be deemed to have been rejected.

24.4 If the formalities for convening and holding of General Meetings of Shareholders, as prescribed by law or these Articles of Association, have not been complied with, valid resolutions of the General Meeting may only be adopted in a meeting, if in such meeting all of the Company's issued capital is represented and such resolution is carried by unanimous vote.

Article 25. Adoption of Resolutions without holding Meetings.

25.1 Shareholders may adopt resolutions of the General Meeting in writing without holding a meeting, provided they are adopted by the unanimous vote of all Shareholders entitled to vote. The provisions of Article 21.3 shall apply by analogy.

25.2 Each Shareholder must ensure that the Management Board is informed of the resolutions thus adopted as soon as possible in writing. The Management Board shall keep record of the resolutions adopted and it shall add such records to those referred to in Article 23.2.

Article 26. Amendment of the Articles of Association.

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The General Meeting may resolve to amend these Articles of Association. When a proposal to amend these Articles of Association is to be made to the General Meeting, the notice convening the General Meeting must state so and a copy of the proposal, including the verbatim text thereof: shall be deposited and kept available at the Company's office for inspection by the Shareholders, until the conclusion of the meeting.

Article 27. Dissolution and Liquidation.

27.1 The Company may be dissolved pursuant to a resolution to that effect by the General Meeting. When a proposal to dissolve the Company is to be made to the General Meeting, this must be stated in the notice convening the General Meeting.

27.2 If the Company is dissolved pursuant to a resolution of the General Meeting, each person who is Managing Director B at the time the dissolution takes effect shall become liquidator of the dissolved Company's property. Each person who is Managing Director A at the time the dissolution takes effect shall cease to be Managing Director by operation of law as of that moment Notwithstanding the provisions of Article 14.1, each liquidator shall be solely authorised to represent the Company.

27.3 During liquidation, the provisions of these Articles of Association, subject to Article 27.2, shall remain in force to the extent possible.

27.4 The balance remaining after payment of the debts of the dissolved Company shall be transferred to the Shareholders in proportion to the aggregate nominal value of the Shares held by each.

27.5 In addition, the liquidation shall be subject to the relevant provisions of Book 2, Title I, of the Dutch Civil Code.

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DEED OF AMENDMENT OF ARTICLES OF ASSOCIATION
(Philip Brothers Netherlands III B. V.)

This sixteenth day of June two thousand and four, there appeared before me, Christiaan Maria Stokkermans, civil law notary in Amsterdam:

Wieger ten Hove, with office address at Apollolaan 15, 1077 AB Amsterdam, the Netherlands, born in Almelo, the Netherlands, on the sixteenth day of April nineteen hundred and seventy-seven.

The person appearing declared the following:

The sole shareholder of the Company, as defined hereinafter, has resolved on the twenty-eighth day of May two thousand and four to partially amend the Articles of Association of Philipp Brothers Netherlands III B.V., a private limited liability company under Dutch law (`besloten vennootschap met beperkte aansprakelijkheid'), having its official seat in Amsterdam, the Netherlands, its office address at Rokin 55, 1012 KK Amsterdam, the Netherlands, and registered in the Commercial Register under number 34195548 (the "Company"), as well as to authorise the person appearing to have this deed executed. The adoption of such resolutions is evidenced by a shareholder's resolution attached to this deed (Annex).

The Articles of Association of the Company were established at the incorporation of the Company, by a deed, executed on the eleventh day of September two thousand and three before Chr.M. Stokkermans, civil law notary in Amsterdam, with respect to which a ministerial Statement of No Objections was granted on the twentieth day of August two thousand and three, under number BV 1250665. The Articles of Association of the Company have not been amended since. In implementing the aforementioned resolution, the Articles of Association of the Company are hereby amended as follows.

Amendment A.

The definition "Managing Director" in Article 1, paragraph 1 is amended and shall forthwith read as follows:

""Managing Director" means a member of the Management Board; unless stated otherwise this includes each Managing Director A and each Managing Director B.".

Amendment B.

Article 12, paragraph 1 is amended and shall forthwith read as follows:

"12.1 The Management Board shall consist of at least one Managing Director A and one Managing Director B. Both individuals and legal entities can be Managing Directors.".

Amendment C.

Article 12. paragraph 2 is amended and shall forthwith read as follows:

"12.2 Managing Directors are appointed, as a Managing Director A or as a Managing Director B, by the General Meeting.".

Amendment D.

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Article 14. paragraph 1. last sentence is amended and shall forthwith read as follows:

"The authority to represent the Company shall also be vested in one Managing Director A and one Managing Director B acting jointly.".

Amendment E.

Article 16 is amended and shall forthwith read as follows:

"Article 16. Vacancy or Inability to Act. If a seat on the Management Board is vacant (`ontstentenis') or a Managing Director is unable to perform his duties (`belet'), the remaining Managing Directors or Managing Director shall be temporarily entrusted with the management of the Company. If all scats on the Management Board are vacant or all Managing Directors are unable to perform their duties, the management of the Company shall be temporarily entrusted to the person designated for that purpose by the General Meeting.".

Amendment F.

Article 27 paragraphs 2 and 3 is amended and shall forthwith read as follows:

"27.2 If the Company is dissolved pursuant to a resolution of the General Meeting, each person who is Managing Director B at the time the dissolution takes effect shall become liquidator of the dissolved Company's property. Each person who is Managing Director A at the time the dissolution takes effect shall cease to be Managing Director by operation or law as of that moment. Notwithstanding the provisions of Article 14.1. each liquidator shall be solely authorised to represent the Company.

27.3 During liquidation, the provisions of these Articles of Association, subject to Article 27.2, shall remain in force to the extent possible.".

Finally, the person appearing has declared:

Statement of No Objections.

With respect to the foregoing amendment of the Articles of Association, a ministerial Statement of No Objections was granted on the fourteenth day of June two thousand and four. under number BV 1250665, which is evidenced by a written statement from the Dutch Ministry of Justice attached to this deed (Annex).

Close.

The person appearing is known to me, civil law notary. This deed was executed in Amsterdam on the date first above written. Before reading out, a concise summary and an explanation of the contents of this deed were given to the person appearing. The person appearing then declared that he had taken note of and agreed to the contents of this decd and did not want the complete deed to be read to him. Thereupon, after limited reading, this deed was signed by the person appearing and by me, civil law notary.

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DEED OF INCORPORATION

(Philipp Brothers Netherlands III B.V.)

This eleventh day of September two thousand and three, there appeared before me, Christiaan Maria Stokkermans, civil law notary in Amsterdam:

Wieger ten Hove, with office address at Apollolaan 15, 1077 AB Amsterdam (the Netherlands), born in Almelo (the Netherlands) on the sixteenth day of April nineteen hundred and seventy-seven, in this respect acting as attorney-in-fact of:

Philipp Brothers Netherlands II B.V., a private limited liability company (`besloten vennootschap met beperkte aansprakelijkheid') under Dutch law, having its official seat in Amsterdam, its office address at Koningslaan 34, 1075 AD Amsterdam, and registered in the Dutch Commercial Register under number 34146090 (the "Incorporator").

The aforementioned proxy appears from a written power of attorney attached to this deed (Annex). The person appearing declared the following:

The Incorporator hereby incorporates a private limited liability company under Dutch law (`besloten vennootschap met beperkte aansprakelijkheid'), with the following Articles of Association.

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\
ARTICLES OF ASSOCIATION:
Article 1. Definitions.

1.1 In these Articles of Association. the following terms shall have the following meanings:

         "Share" means a share in the capital of the Company.

         "Shareholder" means a holder of one or more Shares.

         "General Meeting" or "General Meeting of Shareholders" means the body of the Company consisting of the Shareholders or (as the case may be) a meeting of Shareholders (or their representatives) and other persons entitled to attend such meetings.

         "Managing Director" means a member of the Management Board.

         "Management Board" means the management board of the Company.

         "in writing" means by letter, by telecopier, bye-mail, or by message which is transmitted via any other current means of communication and which can be received in the written form.

         "Distributable Equity" means the part of the Company's equity which exceeds the aggregate of the issued capital and the reserves which must be maintained pursuant to the law.

         "Company" means the company the internal organisation of which is governed by these Articles of Association.

1.2 References to "Articles" refer to articles which are part of these Articles of Association, except where expressly indicated otherwise.

Article 2. Name and Official Seat.

2.1      The Company's name is:

         Philipp Brothers Netherlands III B.V.

2.2      The official seat of the Company is in Amsterdam.

Article 3. Objects.

The objects of the Company are:

(a) to incorporate. to participate in any way whatsoever in, to manage, to supervise businesses and companies;

(b)      to finance businesses and companies;

(c) to borrow, to lend and to raise funds, including the issue of bonds, promissory notes or other securities or evidence of indebtedness as well as to enter into agreements in connection with aforementioned activities;

(d) to render advice and services to businesses and companies with which the Company forms a group and to third parties;

(e) to grant guarantees. to bind the Company and to pledge its assets for obligations of businesses and companies with which it forms a group and on behalf of third parties;

(f) to acquire, alienate, manage and exploit registered property and items of properly in general;

(g)      to trade in currencies, securities and items of property in general;

(h) to develop and trade in patents, trade marks, licenses, know-how and other industrial property rights;

(i) to perform any and all activities of an industrial, financial or commercial nature;

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and to do all that is connected therewith or may be conducive thereto, all to be interpreted in the broadest sense.

Article 4. Authorised Capital.

4.1      The authorised capital of the Company is ninety thousand euro (EUR
         90,000).

4.2      The authorised capital of the Company is divided into nine hundred
         (900) Shares with a nominal value of one hundred euro (EUR 100) each.

4.3      All Shares shall be registered. No share certificates shall be issued.

Article 5. Register of Shareholders.

5.1 The Management Board shall keep a register of Shareholders in which the names and addresses of all Shareholders are recorded.

5.2 Section 2:194 of the Dutch Civil Code applies to the register of Shareholders.

Article 6. Issuance of Shares.

6.1 Shares may be issued pursuant to a resolution of the General Meeting. The General Meeting may transfer this authority to another body of the Company and may also revoke such transfer.

6.2 A resolution to issue Shares shall stipulate the issue price and the other conditions of issue.

6.3 The issue of a Share shall furthermore require a notarial deed, to be executed for that purpose before a civil law notary registered in the Netherlands, to which deed those involved in the issuance shall be parties.

6.4 Upon issuance of Shares, each Shareholder shall have a right of pre-emption in proportion to the aggregate nominal value of his Shares, subject to the relevant limitations prescribed by law and the provisions of Article 6.5.

6.5 Prior to each single issuance of Shares, the right of pre-emption may be limited or excluded by the body of the Company competent to issue such Shares.

6.6      The full nominal value of each Share must be paid upon subscription.

Article 7. Own Shares; Reduction of the Issued Capital.

7.1 The Company and its subsidiaries may acquire fully paid in Shares or depositary receipts thereof: with due observance of the limitations prescribed by law.

7.2 The Company and its subsidiaries may grant loans with a view to a subscription for or an acquisition of Shares or depositary receipts thereof, but not in excess of the amount of the Company's distributable reserves.

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7.3      The General Meeting may resolve to reduce the Company's issued capital in accordance with the relevant provisions prescribed by law.

Article 8. Transfer of Shares.

8.1 The transfer of a Share shall require a notarial deed, to be executed for that purpose before a civil law notary registered in the Netherlands, to which deed those involved in the transfer shall be parties.

8.2 Unless the Company itself is party to the transfer, the rights attributable to the Share can only be exercised after the Company has acknowledged said transfer or said deed has been served upon it, in accordance with the relevant provisions of the law.

Article 9. Share Transfer Restrictions (Offer to co-Shareholders).

9.1 The provisions of this Article 9 below are applicable to a transfer of one or more Shares, unless (i) all Shareholders have granted permission for the intended transfer in writing, which permission shall then be valid for a period of three months, or (ii) the Shareholder concerned is obliged by law to transfer his Shares to a former Shareholder.

9.2 A transfer of one or more Shares can only be effected after the Shares have been offered for sale to the co-Shareholders first. The relevant Shareholder (the "Offeror") shall make the offer by means of a written notification to the Management Board, stating the number of Shares he wishes to transfer and the person or persons to whom he wishes to transfer the Shares. The Management Board shall give notice of the offer to the co-Shareholders. Co-Shareholders interested in purchasing one or more of the offered Shares (the "Interested Parties") must notify the Management Board of their interest. If the Company itself is a co-Shareholder, it shall only be entitled to act as an Interested Party with the consent of the Offeror.

9.3 The price for which the offered Shares can be purchased by the Interested Parties shall be set by the Offeror and the Interested Parties in joint consultation or by one or more experts designated by them. If an agreement on the price or on the expert or experts, as the case may be, is not reached, the price shall be set by one or more independent experts to be designated, at the request of one or more of the parties concerned, by the chairperson of the Chamber of Commerce and Factories where the Company is registered in the Commercial Register.

9.4 Within one month of the set price having been notified to them, the Interested Parties must give notice to the Management Board of the number of the offered Shares they wish to purchase. Once the notice mentioned in the preceding sentence has been given, an Interested Party can only withdraw with the consent of the other Interested Parties.

9.5 If the Interested Parties together wish to purchase more Shares than have been offered the offered Shares shall be distributed among them. The Interested Parties shall decide together upon the distribution. If an agreement on the distribution is not reached. the Management Board shall determine the distribution, as tar as possible in propol1ion to the total nominal value of the Shares held by each Interested Pat1y at the time of the distribution. The number of offered Shares allocated to an Interested Party cannot exceed the number of Shares he wishes to purchase.

9.6 The Offeror may withdraw his offer up to one month from the day on which he is informed of the Interested Party or Pal1ies to whom he can sell all offered Shares and at what price.

9.7 If it becomes apparent that none of the co-Shareholders is an Interested Party or that not all offered Shares will be purchased against payment in cash by one or more Interested Parties, the Offeror may, within a period of three months, freely transfer all the offered Shares, but not part thereof, to the person or persons listed in the offer.

Article 10. Pledging of Shares and Usufruct in Shares.

10.1 The provisions of Article 8 shall apply by analogy to the pledging of Shares and to the creation or transfer of a usufruct in Shares.

10.2 If a Share is pledged or if a usufruct is created in a Share, the voting rights attributable to such Share may not be assigned to the pledgee or usufructuary.

Article 11. Depositary Receipts for Shares.

The Company shall not cooperate in the issuance of depositary receipts for Shares.

Article 12. Managing Directors.

12.1 The Management Board shall consist of at least one Managing Directors. Both individuals and legal entities can be Managing Directors.

12.2     Managing Directors are appointed by the General Meeting.

12.3 A Managing Director may be suspended or removed by the General Meeting at any time.

12.4 The authority to establish remuneration and other conditions of employment for Managing Directors is vested in the General Meeting.

Article 13. Duties, Decision-making Process and Allocation of Duties.

13.1 The Management Board shall be entrusted with the management of the Company.

13.2 The Management Board may establish rules regarding its decision-making process and working methods. In this context, the Management Board may also determine the duties which each Managing Director shall be particularly responsible for. The General Meeting may resolve that such rules and allocation of duties must be put in writing and that such rules and allocation of duties shall he subject to its approval.

13.3 Management Board resolutions at all times may be adopted in writing, provided the proposal concerned is submitted to all Managing Directors then in office and none of them objects to this manner of adopting resolutions.

Article 14. Representation; Conflicts of Interest.

14.1 The Company shall be represented by the Management Board. Each Managing Director shall also be authorised to represent the Company.

14.2 The Management Board may appoint officers with general or limited power to represent the Company. Each officer shall be competent to represent the Company, subject to the restrictions imposed on him. The Management Board shall determine each officer's title. The authority of an officer thus appointed may not extend to any transaction where the Company has a conflict of interest with the officer concerned or with one or more Managing Directors.

14.3 In the event of a conflict of interest between the Company and a Managing Director, the provisions of Article 14.1 shall continue to apply unimpaired unless the General Meeting has appointed one or more other persons to represent the Company in the case at hand or in general in the event of such a conflict. A resolution of the Management Board with respect to a matter involving a conflict of interest with a Managing Director in a private capacity shall be subject to the approval of the General Meeting, but the absence of such approval shall not affect the authority of the Management Board or the Managing Directors to represent the Company.

Article 15. Approval of Management Board Resolutions.

15.1 The General Meeting may require Management Board resolutions to be subject to its approval. The Management Board shall be notified in writing of such resolutions, which shall be clearly specified.

15.2 The absence of approval by the General Meeting of a resolution referred to in this Article 15 shall not affect the authority of the Management Board or the Managing Directors to represent the Company.

Article 16. Vacancy or Inability to Act.

         If a seat on the Management Board is vacant (`ontstentenis') or a Managing Director is unable to perform his duties (`belet'), the remaining Managing Directors or Managing Director shall be temporarily entrusted with the management of the Company. If all seats on the Management Board are vacant or all Managing Directors or the sole Managing Director, as the case may be, are unable to perform their duties, the management of the Company shall be temporarily entrusted to the person designated for that purpose by the General Meeting.

Article 17. Financial Year and Annual Accounts.

17.1 The Company's financial year shall run from the first day of July through the thirtieth day of June.

17.2 Annually, not later than five months after the end of the financial year, save where this period is extended by the General Meeting by not more than six months by reason of special circumstances, the Management Board shall prepare annual accounts, and shall deposit the same for inspection by the Shareholders at the Company's office.

17.3 Within the same period, the Management Board shall also deposit the annual report for inspection by the Shareholders, unless Section 2:396, subsection 6, or Section 2:403 of the Dutch Civil Code applies to the Company.

17.4 The annual accounts shall consist of a balance sheet, a profit and loss account and explanatory notes.

17.5 The annual accounts shall be signed by the Managing Directors. If the signature of one or more of them is missing, this shall be stated and reasons for this omission shall be given.

17.6 The Company may, and if the law so requires shall, appoint an accountant to audit the annual accounts. Such appointment shall be made by the General Meeting.

17.7     The General Meeting shall adopt the annual accounts.

17.8 After adoption of the annual accounts, the General Meeting shall pass a resolution concerning release of the Managing Directors from liability for the exercise of their duties, insofar as the exercise of such duties is reflected in the annual accounts or otherwise disclosed to the General Meeting prior to the adoption of the annual accounts. The scope of a release from liability shall be subject to limitations by virtue of the law.

Article 18. Profits and Distributions.

18.1 The allocation of profits accrued in a financial year shall be determined by the General Meeting.

18.2 Distribution of profits shall be made after adoption of the annual accounts if permissible under the law given the contents of the annual accounts.

18.3 The General Meeting may resolve to make interim distributions and/or to make distributions at the expense of any reserve of the Company.

18.4 Distributions may be made only up to an amount which does not exceed the amount of the Distributable Equity.

Article 19. General Meetings of Shareholders.

19.1 The annual General Meeting of Shareholders shall be held within six months after the end of the financial year.

19.2 Other General Meetings of Shareholders shall be held as often as the Management Board deems such necessary.

19.3 Shareholders representing in the aggregate at least one-tenth of the Company's issued capital may request the Management Board to convene a General Meeting of Shareholders, stating specifically the business to be discussed. If the Management Board has not given proper notice of a General Meeting of Shareholders within four weeks following receipt of such request such that the meeting can be held within six weeks after receipt of the request, the applicants shall be authorised to convene a meeting themselves.

Article 20. Notice, Agenda and Venue of Meetings.

20.1 Notice of General Meetings of Shareholders shall be given by the Management Board, without prejudice to the provisions of Article 19.3.

20.2 Notice of the meeting shall be given no later than on the fifteenth day prior to the day of the meeting.

20.3 The notice convening the meeting shall specify the business to be discussed. Other business not specified in such notice may be announced at a later date, with due observance of the term referred to in Article 20.2.

20.4 The notice of the meeting shall be sent to the addresses of the Shareholders shown in the register of Shareholders.

20.5 General Meetings of Shareholders are held in the municipality in which, according to these Articles of Association, the Company has its official seat. General Meetings of Shareholders may also be held elsewhere, in which case valid resolutions of the General Meeting may only be adopted if all of the Company's issued capital is represented.

Article 21. Admittance and Rights at Meetings.

21.1 Each Shareholder shall be entitled to attend the General Meetings of Shareholders, to address the meeting and to exercise his voting rights. Shareholders may be represented in a meeting by a proxy authorised in writing.

21.2 At a meeting, each person present with voting rights must sign the attendance list. The chairperson of the meeting may decide that the attendance list must also be signed by other persons present at the meeting.

21.3 The Managing Directors shall have the right to give advice in the General Meetings of Shareholders.

21.4 The chairperson of the meeting shall decide on the admittance of other persons to the meeting.

Article 22. Chairperson and Secretary of the Meeting.

22.1 The chairperson of a General Meeting of Shareholders shall be appointed by a majority of the votes cast by the persons with voting rights present at the meeting.

22.2 The chairperson of the meeting shall appoint a secretary for the meeting.

Article 23. Minutes; Recording of Shareholders' Resolutions.

23.1 The secretary of a General Meeting of Shareholders shall keep minutes of the proceedings at the meeting. The minutes shall be adopted by the chairperson and the secretary of the meeting and as evidence thereof shall be signed by them.

23.2 The Management Board shall keep record of all resolutions adopted by the General Meeting. If the Management Board is not represented at a meeting, the chairperson of the meeting shall ensure that the Management Board is provided with a transcript of the resolutions adopted, as soon as possible after the meeting. The records shall be deposited at the Company's office for inspection by the Shareholders. On application, each of them shall be provided with a copy of or an extract from the records.

Article 24. Adoption of Resolutions in a Meeting.

24.1     Each Share confers the right to cast one vote.

24.2 To the extent that the law or these Articles of Association do not provide otherwise, all resolutions of the General Meeting shall be adopted by a simple majority of the votes cast, without a quorum being required.

24.3 If there is a tie in voting, the proposal shall be deemed to have been rejected.

24.4 If the formalities for convening and holding of General Meetings of Shareholders, as prescribed by law or these Articles of Association, have not been complied with, valid resolutions of the General Meeting may only be adopted in a meeting, if in such meeting all of the Company's issued capital is represented and such resolution is carried by unanimous vote.

Article 25. Adoption of Resolutions without holding Meetings.

25.1 Shareholders may adopt resolutions of the General Meeting in writing without holding a meeting, provided they are adopted by the unanimous vote of all Shareholders entitled to vote. The provisions of Article
         21.3 shall apply by analogy.

25.2 Each Shareholder must ensure that the Management Board is informed of the resolutions thus adopted as soon as possible in writing. The Management Board shall keep record of the resolutions adopted and it shall add such records to those referred to in Article 23.2.

Article 26. Amendment of the Articles of Association.

The General Meeting may resolve to amend these Articles of Association. When a proposal to amend these Articles of Association is to be made to the General Meeting, the notice convening the General Meeting must state so and a copy of the proposal, including the verbatim text thereof: shall be deposited and kept available at the Company's office for inspection by the Shareholders, until the conclusion of the meeting.

Article 27. Dissolution and Liquidation.

27.1 The Company may be dissolved pursuant to a resolution to that effect by the General Meeting. When a proposal to dissolve the Company is to be made to the General Meeting, this must be stated in the notice convening the General Meeting.

27.2 If the Company is dissolved pursuant to a resolution of the General Meeting, the Managing Directors shall become liquidators of the dissolved Company's property.

27.3 During liquidation, the provisions of these Articles of Association shall remain in force to the extent possible.

27.4 The balance remaining after payment of the debts of the dissolved Company shall be transferred to the Shareholders in proportion to the aggregate nominal value of the Shares held by each.

27.5 In addition, the liquidation shall be subject to the relevant provisions of Book 2, Title I, of the Dutch Civil Code.

Article 28. Final Provision.

The first financial year of the Company shall end on the thirtieth day of June two thousand and four.

Finally, the person appearing has declared:

Issued Capital.

At incorporation, the issued capital of the Company equals eighteen thousand euro (EUR 18,000) and is divided into one hundred eighty (180) shares with a nominal value of one hundred euro (EUR 100) each (the "Issued Shares"). All of the Issued Shares are hereby subscribed for by the Incorporator.

The Issued Shares are issued at par.

The Issued Shares have been paid It)!" in cash. Payment in foreign currency was permitted. The documents which must be attached by virtue of Section 2:203a of the Dutch Civil Code have been attached to this deed (Annex). The Company hereby accepts the payments made for the Issued Shares.

First Managing Directors.

The first Managing Director of the Company is; the Incorporator.

Statement of No Objections.

With respect to the incorporation in question a ministerial Statement of No Objections was granted on the twentieth day of August two thousand and three, under number BV 1250665, which is evidenced by a written statement from the Dutch Ministry of Justice attached to this deed (Annex). Close.

The person appearing is known to me, civil law notary.

This deed was executed in Amsterdam on the date first above written. Before reading out, a concise summary and an explanation of the contents of this deed were given to the person appearing. The person appearing then declared that he had taken note of and agreed to the contents of this deed and did not want the complete deed to be read to him. Thereupon, after limited reading, this deed was signed by the person appearing and by me, civil law notary.